Summary Prospectus Supplement dated May 2, 2011
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, B, C and Y Shares of the Fund listed below:
Invesco Select Equity Fund
At a meeting held on April 14, 2011, Target Fund shareholders approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund listed below would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders:

TARGET FUND	ACQUIRING FUND
Invesco Select Equity Fund, a series portfolio of AIM Funds Group (Invesco Funds Group)	Invesco Structured Core Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)
The reorganization is expected to be consummated in May 2011. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.
In anticipation of closing, the Target Fund will limit public sales of its shares to new investors, effective as of the open of business on May 9, 2011. All shareholders who have invested in the Target Fund prior to May 9, 2011 and remain invested in the Fund may continue to make additional investments. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Summary Prospectus	May 02, 2011

Invesco Select Equity Fund

Class: A (AGWFX), B (AGWBX), C (AGWCX), Y (AGWYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/us. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated May 2, 2011, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.76%	0.76%	0.76%	0.76%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None

Other Expenses	0.51	0.51	0.51	0.51

Total Annual Fund Operating Expenses	1.52	2.27	2.27	1.27

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$696	$1,004	$1,333	$2,263

Class B	730	1,009	1,415	2,417

Class C	330	709	1,215	2,605

Class Y	129	403	697	1,534

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$696	$1,004	$1,333	$2,263

Class B	230	709	1,215	2,417

Class C	230	709	1,215	2,605

Class Y	129	403	697	1,534

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund may invest up to 25% of its total assets in foreign securities.

The portfolio managers use quantitative, research based models to select potential investment securities. They then use proprietary and non-proprietary models to forecast risks and transaction costs. This information is used to structure the Fund’s portfolio. The Fund uses the Russell 3000® Index as a guide in structuring the portfolio, but will also invest in securities not included in the index.

1        Invesco Select Equity Fund

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Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Class A Shares year-to-date (ended March 31, 2011): 8.01%
Best Quarter (ended June 30, 2003): 16.06%
Worst Quarter (ended March 31, 2001): (26.14)%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10
	Year	Years	Years

Class A: Inception (12/04/67)
Return Before Taxes	4.43%	-1.99%	-3.05%
Return After Taxes on Distributions	4.37	-2.01	-3.06
Return After Taxes on Distributions and Sale of Fund Shares	2.96	-1.68	-2.53

Class B: Inception (09/01/93)	4.68	-2.00	-3.08

Class C: Inception (08/04/97)	8.70	-1.61	-3.23

Class Y1: Inception (10/03/08)	10.79	-0.76	-2.44

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08	2.29	1.42

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.93	2.74	2.16

Lipper Multi-Cap Core Funds Index	16.63	2.94	2.57

1	Class Y shares performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Ralph Coutant	Portfolio Manager	2009

Anthony Munchak	Portfolio Manager	2008

Glen Murphy	Portfolio Manager	2008

Francis Orlando	Portfolio Manager	2008

Anthony Shufflebotham	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are no longer permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

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